                       PIEDMONT NATURAL GAS COMPANY, INC.

                               POWER OF ATTORNEY

STATE OF TEXAS

COUNTY OF HARRIS

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or executive officer of PIEDMONT NATURAL GAS COMPANY, INC., a corporation organized under the laws of the State of North Carolina, does hereby make, constitute and appoint David J. Dzuricky, his or her true and lawful attorney-in-fact, with full power of substitution, to (i) execute, deliver and file, on his or her behalf and in his or her name and in his or her capacity as set forth below, a Registration Statement on Form S-3 with the Securities and Exchange Commission under the Securities Act of 1933, as amended, together with any and all exhibits thereto and any and all other documents in support thereof or supplemental thereto, with respect to the registration of and continuous offering of the common stock and debt securities of the Corporation under the Registration Statement on Form S-3, and any and all further amendments to such Registration Statement, and (ii) execute any and all applications, registration statements, notices and other documents necessary or advisable to comply with applicable state securities and blue sky laws and regulations, and to file the same together with all other exhibits and documents in connection therewith, with the appropriate state securities and blue sky authorities; and does hereby grant to said attorney-in-fact power and authority to do and perform each and every act and thing whatsoever as said attorney-in-fact may deem necessary or advisable to carry out fully the intent of this instrument, to the same extent and with the same effect as the undersigned might or could do personally, or in his or her capacity as set forth below; and the undersigned does hereby ratify and confirm all acts and things which said attorney-in-fact may do or cause to be done by virtue of this instrument.


                                                          /s/ C.M. Butler III
                                                          --------------------------------------------
                                                          Director
This is to certify that before me personally came
Charles M. Butler, III
------------------------------------------------------
known to me to be the individual described in and who
executed the foregoing Power of Attorney, and the
undersigned Notary Public duly acknowledged that this
person executed this document, this 12th day of June,
2001.
/s/ L.M. Hernandez
---------------------------------------------------
Notary Public
My commission expires: 10-25-04

                       PIEDMONT NATURAL GAS COMPANY, INC.

                               POWER OF ATTORNEY

STATE OF NORTH CAROLINA

COUNTY OF GUILFORD

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or executive officer of PIEDMONT NATURAL GAS COMPANY, INC., a corporation organized under the laws of the State of North Carolina, does hereby make, constitute and appoint David J. Dzuricky, his or her true and lawful attorney-in-fact, with full power of substitution, to (i) execute, deliver and file, on his or her behalf and in his or her name and in his or her capacity as set forth below, a Registration Statement on Form S-3 with the Securities and Exchange Commission under the Securities Act of 1933, as amended, together with any and all exhibits thereto and any and all other documents in support thereof or supplemental thereto, with respect to the registration of and continuous offering of the common stock and debt securities of the Corporation under the Registration Statement on Form S-3, and any and all further amendments to such Registration Statement, and (ii) execute any and all applications, registration statements, notices and other documents necessary or advisable to comply with applicable state securities and blue sky laws and regulations, and to file the same together with all other exhibits and documents in connection therewith, with the appropriate state securities and blue sky authorities; and does hereby grant to said attorney-in-fact power and authority to do and perform each and every act and thing whatsoever as said attorney-in-fact may deem necessary or advisable to carry out fully the intent of this instrument, to the same extent and with the same effect as the undersigned might or could do personally, or in his or her capacity as set forth below; and the undersigned does hereby ratify and confirm all acts and things which said attorney-in-fact may do or cause to be done by virtue of this instrument.


                                                          /s/ D. Hayes Clement
                                                          --------------------------------------------
                                                          Director
This is to certify that before me personally came
D. Hayes Clement
------------------------------------------------------
known to me to be the individual described in and who
executed the foregoing Power of Attorney, and the
undersigned Notary Public duly acknowledged that this
person executed this document, this 20th day of June,
2001.
/s/ Ginger S. Shaver
---------------------------------------------------
Notary Public
My commission expires: March 22, 2005

                       PIEDMONT NATURAL GAS COMPANY, INC.

                               POWER OF ATTORNEY

STATE OF NORTH CAROLINA

COUNTY OF MECKLENBURG

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or executive officer of PIEDMONT NATURAL GAS COMPANY, INC., a corporation organized under the laws of the State of North Carolina, does hereby make, constitute and appoint David J. Dzuricky, his or her true and lawful attorney-in-fact, with full power of substitution, to (i) execute, deliver and file, on his or her behalf and in his or her name and in his or her capacity as set forth below, a Registration Statement on Form S-3 with the Securities and Exchange Commission under the Securities Act of 1933, as amended, together with any and all exhibits thereto and any and all other documents in support thereof or supplemental thereto, with respect to the registration of and continuous offering of the common stock and debt securities of the Corporation under the Registration Statement on Form S-3, and any and all further amendments to such Registration Statement, and (ii) execute any and all applications, registration statements, notices and other documents necessary or advisable to comply with applicable state securities and blue sky laws and regulations, and to file the same together with all other exhibits and documents in connection therewith, with the appropriate state securities and blue sky authorities; and does hereby grant to said attorney-in-fact power and authority to do and perform each and every act and thing whatsoever as said attorney-in-fact may deem necessary or advisable to carry out fully the intent of this instrument, to the same extent and with the same effect as the undersigned might or could do personally, or in his or her capacity as set forth below; and the undersigned does hereby ratify and confirm all acts and things which said attorney-in-fact may do or cause to be done by virtue of this instrument.


                                                          /s/ John W. Harris
                                                          --------------------------------------------
                                                          Director
This is to certify that before me personally came
John W. Harris
------------------------------------------------------
known to me to be the individual described in and who
executed the foregoing Power of Attorney, and the
undersigned Notary Public duly acknowledged that this
person executed this document, this 11th day of June,
2001.
/s/ Pamela Madaris
---------------------------------------------------
Notary Public
My commission expires: July 21, 2001

                       PIEDMONT NATURAL GAS COMPANY, INC.

                               POWER OF ATTORNEY

STATE OF NORTH CAROLINA

COUNTY OF MECKLENBURG

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or executive officer of PIEDMONT NATURAL GAS COMPANY, INC., a corporation organized under the laws of the State of North Carolina, does hereby make, constitute and appoint David J. Dzuricky, his or her true and lawful attorney-in-fact, with full power of substitution, to (i) execute, deliver and file, on his or her behalf and in his or her name and in his or her capacity as set forth below, a Registration Statement on Form S-3 with the Securities and Exchange Commission under the Securities Act of 1933, as amended, together with any and all exhibits thereto and any and all other documents in support thereof or supplemental thereto, with respect to the registration of and continuous offering of the common stock and debt securities of the Corporation under the Registration Statement on Form S-3, and any and all further amendments to such Registration Statement, and (ii) execute any and all applications, registration statements, notices and other documents necessary or advisable to comply with applicable state securities and blue sky laws and regulations, and to file the same together with all other exhibits and documents in connection therewith, with the appropriate state securities and blue sky authorities; and does hereby grant to said attorney-in-fact power and authority to do and perform each and every act and thing whatsoever as said attorney-in-fact may deem necessary or advisable to carry out fully the intent of this instrument, to the same extent and with the same effect as the undersigned might or could do personally, or in his or her capacity as set forth below; and the undersigned does hereby ratify and confirm all acts and things which said attorney-in-fact may do or cause to be done by virtue of this instrument.


                                                          /s/ John H. Maxheim
                                                          --------------------------------------------
                                                          Director
This is to certify that before me personally came
John H. Maxheim
------------------------------------------------------
known to me to be the individual described in and who
executed the foregoing Power of Attorney, and the
undersigned Notary Public duly acknowledged that this
person executed this document, this 27th day of June,
2001.
/s/ Lee E. Howard
---------------------------------------------------
Notary Public
My commission expires: 10-29-05

                       PIEDMONT NATURAL GAS COMPANY, INC.

                               POWER OF ATTORNEY

STATE OF TENNESSEE

COUNTY OF WEAKLEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or executive officer of PIEDMONT NATURAL GAS COMPANY, INC., a corporation organized under the laws of the State of North Carolina, does hereby make, constitute and appoint David J. Dzuricky, his or her true and lawful attorney-in-fact, with full power of substitution, to (i) execute, deliver and file, on his or her behalf and in his or her name and in his or her capacity as set forth below, a Registration Statement on Form S-3 with the Securities and Exchange Commission under the Securities Act of 1933, as amended, together with any and all exhibits thereto and any and all other documents in support thereof or supplemental thereto, with respect to the registration of and continuous offering of the common stock and debt securities of the Corporation under the Registration Statement on Form S-3, and any and all further amendments to such Registration Statement, and (ii) execute any and all applications, registration statements, notices and other documents necessary or advisable to comply with applicable state securities and blue sky laws and regulations, and to file the same together with all other exhibits and documents in connection therewith, with the appropriate state securities and blue sky authorities; and does hereby grant to said attorney-in-fact power and authority to do and perform each and every act and thing whatsoever as said attorney-in-fact may deem necessary or advisable to carry out fully the intent of this instrument, to the same extent and with the same effect as the undersigned might or could do personally, or in his or her capacity as set forth below; and the undersigned does hereby ratify and confirm all acts and things which said attorney-in-fact may do or cause to be done by virtue of this instrument.


                                                          /s/ Ned R. McWherter
                                                          --------------------------------------------
                                                          Director
This is to certify that before me personally came
Ned R. McWherter
------------------------------------------------------
known to me to be the individual described in and who
executed the foregoing Power of Attorney, and the
undersigned Notary Public duly acknowledged that this
person executed this document, this 8th day of June,
2001.
/s/ Madelyn B. Pritchett
---------------------------------------------------
Notary Public
My commission expires: January 24, 2005

                       PIEDMONT NATURAL GAS COMPANY, INC.

                               POWER OF ATTORNEY

STATE OF SOUTH CAROLINA

COUNTY OF SPARTANBURG

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or executive officer of PIEDMONT NATURAL GAS COMPANY, INC., a corporation organized under the laws of the State of North Carolina, does hereby make, constitute and appoint David J. Dzuricky, his or her true and lawful attorney-in-fact, with full power of substitution, to (i) execute, deliver and file, on his or her behalf and in his or her name and in his or her capacity as set forth below, a Registration Statement on Form S-3 with the Securities and Exchange Commission under the Securities Act of 1933, as amended, together with any and all exhibits thereto and any and all other documents in support thereof or supplemental thereto, with respect to the registration of and continuous offering of the common stock and debt securities of the Corporation under the Registration Statement on Form S-3, and any and all further amendments to such Registration Statement, and (ii) execute any and all applications, registration statements, notices and other documents necessary or advisable to comply with applicable state securities and blue sky laws and regulations, and to file the same together with all other exhibits and documents in connection therewith, with the appropriate state securities and blue sky authorities; and does hereby grant to said attorney-in-fact power and authority to do and perform each and every act and thing whatsoever as said attorney-in-fact may deem necessary or advisable to carry out fully the intent of this instrument, to the same extent and with the same effect as the undersigned might or could do personally, or in his or her capacity as set forth below; and the undersigned does hereby ratify and confirm all acts and things which said attorney-in-fact may do or cause to be done by virtue of this instrument.


                                                          /s/ Walter S. Montgomery, Jr.
                                                          --------------------------------------------
                                                          Director
This is to certify that before me personally came
Walter S. Montgomery, Jr.
------------------------------------------------------
known to me to be the individual described in and who
executed the foregoing Power of Attorney, and the
undersigned Notary Public duly acknowledged that this
person executed this document, this 11th day of June,
2001.
/s/ Patricia J. Tate
---------------------------------------------------
Notary Public
My commission expires: 3/31/02

                       PIEDMONT NATURAL GAS COMPANY, INC.

                               POWER OF ATTORNEY

STATE OF SOUTH CAROLINA

COUNTY OF RICHLAND

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or executive officer of PIEDMONT NATURAL GAS COMPANY, INC., a corporation organized under the laws of the State of North Carolina, does hereby make, constitute and appoint David J. Dzuricky, his or her true and lawful attorney-in-fact, with full power of substitution, to (i) execute, deliver and file, on his or her behalf and in his or her name and in his or her capacity as set forth below, a Registration Statement on Form S-3 with the Securities and Exchange Commission under the Securities Act of 1933, as amended, together with any and all exhibits thereto and any and all other documents in support thereof or supplemental thereto, with respect to the registration of and continuous offering of the common stock and debt securities of the Corporation under the Registration Statement on Form S-3, and any and all further amendments to such Registration Statement, and (ii) execute any and all applications, registration statements, notices and other documents necessary or advisable to comply with applicable state securities and blue sky laws and regulations, and to file the same together with all other exhibits and documents in connection therewith, with the appropriate state securities and blue sky authorities; and does hereby grant to said attorney-in-fact power and authority to do and perform each and every act and thing whatsoever as said attorney-in-fact may deem necessary or advisable to carry out fully the intent of this instrument, to the same extent and with the same effect as the undersigned might or could do personally, or in his or her capacity as set forth below; and the undersigned does hereby ratify and confirm all acts and things which said attorney-in-fact may do or cause to be done by virtue of this instrument.


                                                          /s/ Donald S. Russell
                                                          --------------------------------------------
                                                          Director
This is to certify that before me personally came
Donald S. Russell
------------------------------------------------------
known to me to be the individual described in and who
executed the foregoing Power of Attorney, and the
undersigned Notary Public duly acknowledged that this
person executed this document, this 6th day of June,
2001.
/s/ Gina Metze
---------------------------------------------------
Notary Public
My commission expires: December 15, 2009

                       PIEDMONT NATURAL GAS COMPANY, INC.

                               POWER OF ATTORNEY

STATE OF MARYLAND

COUNTY OF A.A.

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or executive officer of PIEDMONT NATURAL GAS COMPANY, INC., a corporation organized under the laws of the State of North Carolina, does hereby make, constitute and appoint David J. Dzuricky, his or her true and lawful attorney-in-fact, with full power of substitution, to (i) execute, deliver and file, on his or her behalf and in his or her name and in his or her capacity as set forth below, a Registration Statement on Form S-3 with the Securities and Exchange Commission under the Securities Act of 1933, as amended, together with any and all exhibits thereto and any and all other documents in support thereof or supplemental thereto, with respect to the registration of and continuous offering of the common stock and debt securities of the Corporation under the Registration Statement on Form S-3, and any and all further amendments to such Registration Statement, and (ii) execute any and all applications, registration statements, notices and other documents necessary or advisable to comply with applicable state securities and blue sky laws and regulations, and to file the same together with all other exhibits and documents in connection therewith, with the appropriate state securities and blue sky authorities; and does hereby grant to said attorney-in-fact power and authority to do and perform each and every act and thing whatsoever as said attorney-in-fact may deem necessary or advisable to carry out fully the intent of this instrument, to the same extent and with the same effect as the undersigned might or could do personally, or in his or her capacity as set forth below; and the undersigned does hereby ratify and confirm all acts and things which said attorney-in-fact may do or cause to be done by virtue of this instrument.


                                                          /s/ John E. Simkins, Jr.
                                                          --------------------------------------------
                                                          Director
This is to certify that before me personally came
John E. Simkins, Jr.
------------------------------------------------------
known to me to be the individual described in and who
executed the foregoing Power of Attorney, and the
undersigned Notary Public duly acknowledged that this
person executed this document, this 14th day of June,
2001.
/s/ Laurie L. McIntyre
---------------------------------------------------
Notary Public
My commission expires: 9/1/2003